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                              JNL/NY ADVISOR VULSM

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               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                    ISSUED BY
             JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)
                                     THROUGH
                            JNLNY SEPARATE ACCOUNT IV
                       2900 Westchester Avenue, Suite 305
                            Purchase, New York 10577

                                 SERVICE CENTER


  JACKSON NATIONAL LIFE(R) OF NEW YORK SERVICE CENTER          IMG SERVICE CENTER
                    P.O. BOX 30900                               P.O. BOX 30901
             LANSING, MICHIGAN 48909-8400                 LANSING, MICHIGAN 48909-8401
                     1-800-599-5651                              1-888-464-7779

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Jackson National Life Insurance Company of New York (Jackson National Life of
NY) is offering the flexible premium variable life insurance policy described in this prospectus. The policy provides insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference. Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust and JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Please understand that the policy terms will govern the way the policy works and all rights and obligations.

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FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON NATIONAL LIFE OF NY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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     Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit o Not insured by any federal agency
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                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2006


                                TABLE OF CONTENTS


SUMMARY......................................................................................................    1
   Description of the Policy and Policy Benefits............................................................     1
   Risks of the Policy......................................................................................     3
   The Portfolios and Associated Risks......................................................................     5

FEE TABLE....................................................................................................    6
   Transaction Fees.........................................................................................     6
   Periodic Charges.........................................................................................     7
   Optional Rider Charges...................................................................................     8
   Charges Assessed Against the Portfolios..................................................................     9
   Individual Portfolio Company Annual Expenses.............................................................     9

PURCHASE AND ALLOCATION......................................................................................    11
   Purchasing a Policy......................................................................................     11
   Premiums and Premium Limits..............................................................................     11
   Planned Premium..........................................................................................     12
   Allocation of Premium....................................................................................     12
   Policy Value.............................................................................................     13
   Accumulation Unit Value..................................................................................     13
   Transfer of Policy Value.................................................................................     13
   Restrictions on Transfers................................................................................     13
   Transfers Authorized by Telephone or the Internet........................................................     14
   Dollar Cost Averaging....................................................................................     15
   Rebalancing..............................................................................................     16

THE SEPARATE ACCOUNT.........................................................................................    16
   The Portfolios...........................................................................................     16
   Voting Privileges........................................................................................     22
   Additions, Deletions, and Substitutions of Securities....................................................     22

THE FIXED ACCOUNT............................................................................................    23

POLICY BENEFITS AND RIGHTS...................................................................................    23
   Death Benefit.............................................................................................    23
   Death Benefit Options.....................................................................................    24
   Minimum Death Benefit.....................................................................................    24
   Changes in Death Benefit Option...........................................................................    25
   Changes in Specified Death Benefit........................................................................    25
   Optional Insurance Benefits...............................................................................    26
   Policy Loans..............................................................................................    27
   Surrenders................................................................................................    29
   Partial Surrenders........................................................................................    29
   Status of Policy at Attained Age 100......................................................................    30
   Termination and Grace Period..............................................................................    31
   Reinstatement.............................................................................................    31
   Right to Examine the Policy...............................................................................    31
   Postponement of Payment...................................................................................    31

CHARGES AND DEDUCTIONS.......................................................................................    32
   Premium Charges..........................................................................................     32
   Asset Based Risk Charge..................................................................................     32
   Monthly Deduction........................................................................................     32
   Cost of Insurance Charge.................................................................................     32
   Monthly Policy Fee.......................................................................................     33
   Monthly Administrative Charge............................................................................     33
   Transfer Charge..........................................................................................     34
   Illustration Charge......................................................................................     34
   Re-Underwriting Charge...................................................................................     34
   Rider Charges............................................................................................     34
   Additional Policy Charges................................................................................     34
   Portfolio Expenses.......................................................................................     34

GENERAL POLICY PROVISIONS....................................................................................    35
   Statements to Owners.....................................................................................     35
   Limit on Right to Contest................................................................................     35
   Suicide..................................................................................................     35
   Misstatement as to Age and Sex...........................................................................     35
   Beneficiary..............................................................................................     35
   Assignment...............................................................................................     35
   Creditors' Claims........................................................................................     36
   Dividends................................................................................................     36
   Notice and Elections.....................................................................................     36
   Modification.............................................................................................     36
   Conversion to a General Account Product..................................................................     36
   Conversion to Reduced Paid-up Insurance..................................................................     36

FEDERAL TAX CONSIDERATIONS...................................................................................    36
   Taxation of Jackson National Life of NY and the Separate Account.........................................     37
   Tax Status of the Policy.................................................................................     37
   Diversification Requirements.............................................................................     37
   Owner Control............................................................................................     37
   Tax Treatment of Life Insurance Death Benefit Proceeds...................................................     38
   Tax Deferral During Accumulation Period..................................................................     38
   Distributions............................................................................................     38
   Policies Which are MECs..................................................................................     38
   Policies Which are Not MECs..............................................................................     39
   Treatment Beyond Attained Age 94.........................................................................     39
   Actions to Ensure Compliance with the Tax Law............................................................     40
   Federal Income Tax Withholding...........................................................................     40
   Tax Advice...............................................................................................     40

DESCRIPTION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT..........................................    40
   Jackson National Life Insurance Company of New York.......................................................    40
   The Separate Account......................................................................................    40
   Safekeeping of the Separate Account's Assets..............................................................    40
   State Regulation of Jackson National Life of NY...........................................................    40

DISTRIBUTION OF POLICIES.....................................................................................    41

LEGAL PROCEEDINGS............................................................................................    42

FINANCIAL STATEMENTS.........................................................................................    42

PRIVACY POLICY...............................................................................................    42

GLOSSARY OF TERMS............................................................................................    44

APPENDIX A...................................................................................................    47

APPENDIX B...................................................................................................    48

WHERE YOU CAN FIND MORE INFORMATION..........................................................................    49


                 (This page has been intentionally left blank.)

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CAPITALIZED TERMS USED IN THIS PROSPECTUS ARE DEFINED WHERE FIRST USED OR IN THE GLOSSARY OF TERMS BEGINNING ON PAGE 44 OF THIS PROSPECTUS.
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                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

         Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

         You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. See "Purchase and Allocation" on page 11 for further details. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see "Can my Policy Lapse?" on page 4.

         We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

         3.  WHAT IS THE GUARANTEED DEATH BENEFIT (GDB) RIDER?

         The GDB Rider helps to keep your policy in force if you meet its premium requirement, notwithstanding the Policy Value. The premium requirement is met if, on each Monthly Anniversary, the total premiums paid less Debt and any partial surrenders equal or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premiums received plus the amount of the loan. The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65. This rider is available only with Death Benefit Options A and B. For more information about this rider, see "Guaranteed Death Benefit (GDB) Rider" on page 27.

         4.  HOW IS MY POLICY VALUE DETERMINED?

         Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 32. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 13.

         5.   HOW ARE MY PREMIUMS ALLOCATED?

         Before your premiums are allocated to the Policy Value, we deduct a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 6 and "Charges and Deductions" on page 32. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

         When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

         We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 31 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

         After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 12 for more information about how your premiums are allocated.

         6. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

         You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. Regarding the transfer restrictions, see "Transfer of Policy Value and Restrictions on Transfers" on page 13.

         In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" on page 15 and "Rebalancing" on page 16.

         7.   WHAT ARE THE DEATH BENEFIT OPTIONS?

         We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

         You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 24.

         8.   HOW IS THE DEATH BENEFIT PAID?

         If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary in a lump sum. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 23.

         9. CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?

         Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. Your Specified Death Benefit can be scheduled at issue to remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations. Your Specified Death Benefit for each Policy Year is reflected in the Schedule of Specified Death Benefits in your policy. After your first Policy Year, you may request to change your Schedule of Specified Death Benefits. You are permitted only one change per Policy Year. Your written request must be for at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value. You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Schedule of Specified Death Benefits. For more detail, including the conditions and limitations, see "Changes in Specified Death Benefit" on page 25. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 36.

         10. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

         Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

         We also currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page 4 and "Partial Surrenders" on page
29. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 36.

         11.   MAY I TAKE OUT A POLICY LOAN?

         Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page
27. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policies Which Are MECs" on page 38.

         12.   CAN I CANCEL MY POLICY?

You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. For more information, see "Right to Examine the Policy," on page 31.

                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?

         Your Policy Value is not guaranteed. (However, the payment of the Death Benefit may be guaranteed under the GDB Rider.) The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 5 and "The Separate Account" on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

         The policy is designed for long-term financial planning. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

         3.   CAN MY POLICY LAPSE?

         Your policy could lapse and terminate without value if the Net Policy Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 31. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 36. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Policy Value.

         4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

         Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, the Net Policy Value or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 36.

         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?

         You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable taxes. A partial surrender will reduce your Net Policy Value and may reduce your Specified Death Benefit. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Net Policy Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 29. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 36.

         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

         Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. See "Transfer of Policy Value and Restrictions on Transfers" on page 13.

         7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

         You may surrender your policy at any time without charge, subject to any outstanding Debt. Surrendering your policy may have tax consequences. See "Federal Tax Considerations" on page 36.

         8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

         Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 38.

         9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

         Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

         Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

         Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 36.

                       THE PORTFOLIOS AND ASSOCIATED RISKS

         1.   WHAT IS A PORTFOLIO?

         Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 16.

         2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

         We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 16.

         3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

         You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

CHARGE                                          WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (1)
------                                          -----------------------         -------------------
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Premium Tax Charge                             When premium is allocated        2% of each premium (2)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Federal (DAC) Tax Charge                       When premium is allocated        1.5% of each premium (3)
---------------------------------------- -------------------------------------- --------------------------------------
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Transfer Charge (4)                             Each transfer in excess         $25 per transfer
                                               of 15 in any Policy Year
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Illustration Charge (5)                      Each in-force illustration in      $25 per illustration
                                           excess of one in any Policy Year
---------------------------------------- -------------------------------------- --------------------------------------
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Re-Underwriting Fee                           If a transaction under your       $25 per transaction
                                             policy requires underwriting
                                                  approval after the
                                                   Commencement Date
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Partial Surrender Fee                      When you make a partial surrender    $25 per partial surrender
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Expedited Delivery Charge (6)             When you request expedited delivery   $15 for wire transfers
                                          of surrender, partial surrender or    $10 for overnight delivery
                                                     loan proceeds              $22.50 for Saturday delivery
---------------------------------------- -------------------------------------- --------------------------------------


(1) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(2) For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

(3) Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.

(4) There are no transfer charges on dollar cost averaging and automatic asset rebalancing.

(5) This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

(6) This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

THE SECOND TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.

                                PERIODIC CHARGES


CHARGE                                          WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (7)
------                                          -----------------------         -------------------
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Cost of Insurance Charge
(per $1,000 Net Amount at Risk) (8)                     Monthly

    Minimum and Maximum                                                         Minimum: $0.06 per $1,000 Maximum:
    COI Charge:                                                                 $83.33 per $1,000

    COI Charge for a 45 year old Male                                           $0.38 per $1,000
    Preferred Nonsmoker
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Policy Fee                                              Monthly                 $10 per month during
                                                                                Policy Years 1-10 and
                                                                                $8 per month thereafter
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Administrative Charge (9)                               Monthly                 Minimum: $0.05
                                                                                Maximum: $0.30
                                                                                per month per $1,000 of
                                                                                Specified Death Benefit
                                                                                during Policy Years 1-15

                                                                                $0.01 per month per $1,000 of
                                                                                Specified Death Benefit thereafter

Administrative Charge for                                                       $0.05 per month per $1,000 during
a 45 year old                                                                   Policy Years 1-15, and $0.01 per
                                                                                month per $1,000 thereafter
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Asset Based Risk Charge (10)                             Daily                  1.00% (on an annual basis) in all
                                                                                Years
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
                                                       Annually
Policy Loan Interest Rate (11)                      (accrues daily)             4%
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Tax Charge (12)                                          Daily                  Currently: None
---------------------------------------- -------------------------------------- --------------------------------------


(7) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(8) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. A flat extra charge may apply, which would cover any additional risk with your policy. We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy. For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 32.

     See "Cost of Insurance Charge" on page 32 for a description of how the Net Amount at Risk is determined.

     The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

(9) The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

         ISSUE AGE         $ PER $1,000         ISSUE AGE       $ PER $1,000

         0-49              0.050                80-85           0.200
         50-54             0.055                86              0.220
         55-59             0.060                87              0.240
         60-64             0.070                88              0.260
         65-69             0.085                89              0.280
         70-74             0.095                90              0.300

     Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date. The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

(10) This is the maximum guaranteed Asset Based Risk Charge. The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.25% per annum through your tenth Policy Year. There is no Asset Based Risk Charge in subsequent Policy years. For information regarding our current charges, see "Asset Based Risk Charge" on page 32.

(11) A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

(12) We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFITS" BEGINNING ON PAGE 26.

                             OPTIONAL RIDER CHARGES

OPTIONAL BENEFIT                                WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (13)
----------------                                -----------------------         --------------------

---------------------------------------- -------------------------------------- --------------------------------------
Terminal Illness Benefit Rider (14)                    No Charge                None

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Guaranteed Death Benefit   (GDB) Rider                 No Charge                None
(14)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum: $36.00 per $100 of Monthly
                                                                                Deduction

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Monthly
                                                                                Specified Premium
                                                                                Maximum: $0.11 per $1 of Monthly
                                                                                Specified Premium

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Other Insured Term Insurance Rider                      Monthly
(per $1,000 of Rider Coverage) (15)

   Minimum and Maximum COI Charge                                               Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000

   COI Charge for a 45 year old Male                                            0.38 per $1,000
   Preferred Nonsmoker


   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)


(13) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(14) There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application.

(15) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy. Our current cost of insurance charge also varies depending on the rider death benefit. The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS

                                                                                   MINIMUM            MAXIMUM

Total Annual Portfolio Operating Expenses (16)                                      0.40%              1.16%
(expenses that are deducted from portfolio assets, including management and administrative fees 12-b1 service fees and other expenses)


(16) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005, for the portfolios in which the Separate Account invests.

The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2005, EXCEPT WHERE OTHERWISE NOTED.


           INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
              (as a percentage of average net assets)                                                                     TOTAL
                                                                                                                          ANNUAL
                                                                      MANAGEMENT AND      SERVICE          OTHER        PORTFOLIO
                             FUND NAME                                 ADMIN FEE A      (12B-1) FEE      EXPENSES B      EXPENSES
-------------------------------------------------------------------- ----------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Large Cap Growth                                                   0.80%           0.00%           0.01%          0.81%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Real Estate                                                        0.84%           0.00%           0.01%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Small Cap Growth                                                   0.95%           0.00%           0.00%          0.95%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Alger Growth                                                           0.80%           0.00%           0.00%          0.80%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Eagle Core Equity                                                      0.75%           0.00%           0.01%          0.76%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Eagle SmallCap Equity                                                  0.85%           0.00%           0.00%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/FMR Balanced                                                           0.80%           0.00%           0.01%          0.81%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/FMR Mid-Cap Equity                                                     0.80%           0.00%           0.00%          0.80%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Franklin Templeton Income                                              0.90%           0.00%           0.01%          0.91%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Franklin Templeton Small Cap Value                                     0.95%           0.00%           0.01%          0.96%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Goldman Sachs Mid Cap Value                                            0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Goldman Sachs Short Duration Bond                                      0.55%           0.00%           0.01%          0.56%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/JPMorgan International Equity                                          0.87%           0.00%           0.00%          0.87%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/JPMorgan International Value                                           0.87%           0.00%           0.00%          0.87%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Emerging Markets                                                1.15%           0.00%           0.01%          1.16%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Mid Cap Value                                                   0.82%           0.00%           0.01%          0.83%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Small Cap Value                                                 0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management S&P 500 Index                                0.39%           0.00%           0.02%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management S&P 400 MidCap Index                         0.39%           0.00%           0.02%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Small Cap Index                              0.39%           0.00%           0.01%          0.40%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management International Index                          0.45%           0.00%           0.01%          0.46%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Bond Index                                   0.40%           0.00%           0.01%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index                 0.58%           0.00%           0.03%          0.61%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Oppenheimer Global Growth                                              0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Oppenheimer Growth                                                     0.77%           0.00%           0.00%          0.77%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/PIMCO Total Return Bond                                                0.60%           0.00%           0.00%          0.60%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Equity                                                          0.77%           0.00%           0.01%          0.78%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Midcap Growth                                                   0.85%           0.00%           0.00%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Value Equity                                                    0.76%           0.00%           0.00%          0.76%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Balanced                                                        0.58%           0.00%           0.01%          0.59%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Global Growth                                                   0.89%           0.00%           0.00%          0.89%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Large Cap Growth                                                0.78%           0.00%           0.01%          0.79%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Money Market                                                    0.39%           0.00%           0.01%          0.40%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Value                                                           0.65%           0.00%           0.00%          0.65%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Established Growth                                       0.70%           0.00%           0.00%          0.70%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Mid-Cap Growth                                           0.81%           0.00%           0.01%          0.82%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Value                                                    0.76%           0.00%           0.01%          0.77%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western High Yield Bond                                                0.60%           0.00%           0.00%          0.60%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western Strategic Bond                                                 0.72%           0.00%           0.01%          0.73%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western U.S. Government & Quality Bond                                 0.58%           0.00%           0.01%          0.59%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management 25                                           0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Select Small-Cap                             0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management JNL 5                                        0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management JNL Optimized 5 Fund                         0.52%           0.00%           0.06%          0.58%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management VIP                                          0.47%           0.00%           0.04%          0.51%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Communications Sector                        0.52%           0.00%           0.01%          0.53%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Consumer Brands Sector                       0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Financial Sector                             0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Healthcare Sector                            0.51%           0.00%           0.00%          0.51%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Oil & Gas Sector                             0.47%           0.00%           0.01%          0.48%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Technology Sector                            0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------

A Certain funds pay Jackson National Asset Management, LLC(R), the Administrator, an administrative fee for certain services provided to the Fund by the Administrator. The JNL/Select Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund and the
     JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/Mellon Capital Management Global 15 Fund pays an administrative fee of 0.20%; and the other Funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Total Annual
     Portfolio Expenses columns in this table reflect the inclusion of any applicable administrative fee.

B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

     S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400 Index " are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company and its subsidiaries. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon
     Capital Management JNL 5 Fund and the JNL/Mellon Capital Management VIP Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such fund, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

                             PURCHASE AND ALLOCATION

PURCHASING A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary. You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date. At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional insurance coverage is limited to $500,000, or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS AND PREMIUM LIMITS. To place your policy in force, you generally must pay an initial premium. As described in "Planned Premium" below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 36. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk. We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a "modified endowment contract" (MEC) under the Code as explained in "Federal Tax Considerations." Your policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code. You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test. The Cash Value Accumulation test does not impose a premium limitation. The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation. For more information, see "Death Benefit Options" on page 24 and "Federal Tax Considerations" on page 36.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences. Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you. With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary. We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next Policy Anniversary for all calculations under the policy. If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you. Alternatively, you could request to increase your Schedule of Specified Death Benefits, subject to evidence of insurability.

PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium. And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force. See "Guaranteed Death Benefit (GDB) Rider" on page 27.

ALLOCATION OF PREMIUM. Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We will allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. (We will hold in our general account all premium payments made before the Commencement Date.) The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy, which is 10 days. See "Right to Examine the Policy" on page 31 for more information about the Right to Examine Period. Thus, since the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions. Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders. Your Policy Value is also subject to charges and deductions. See "Charges and Deductions" on page 32. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.

TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year. This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we will make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request. We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

RESTRICTIONS ON TRANSFERS. The policy is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy. To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size. We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnlny.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnlny.com.

You may make transfers by telephone or through the Internet. Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000. Dollar cost averaging and rebalancing are mutually exclusive; you cannot select both.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to rebalancing. Dollar cost averaging and rebalancing are mutually exclusive; you cannot select both.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separately from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

HIGHLIGHTED ARE THE PORTFOLIOS THAT ARE NEWLY AVAILABLE, RECENTLY UNDERWENT NAME CHANGES, OR WERE SUBJECT TO A MERGER, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. EFFECTIVE APRIL 28, 2006, THE FUND WAS COMBINED WITH JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND OF JNLNY VARIABLE FUND I LLC ("ACQUIRED FUND"), WITH JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND OF JNL VARIABLE FUND LLC AS THE SURVIVING FUND. THE PORTFOLIOS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE PORTFOLIOS ARE ATTACHED TO THIS PROSPECTUS.


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                                JNL SERIES TRUST
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JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

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JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc. and INVESCO Institutional (N.A.), Inc.
     (sub-sub-adviser))

         Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

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JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

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JNL/ALGER GROWTH FUND
     Jackson National Asset Management, LLC (and Fred Alger Management, Inc.)

         Seeks long-term capital appreciation by investing at least 65% of its total assets in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock - of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market.

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JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

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JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of $100 million to $3 billion.

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JNL/FMR BALANCED FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in stocks and other securities and the remainder in bonds and other debt securities.

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JNL/FMR MID-CAP EQUITY FUND (FORMERLY, JNL/FMR CAPITAL GROWTH FUND)
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks long-term growth of capital by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations.

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JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

         Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities.
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JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

         Seeks long-term total return by investing at least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in investments of small-capitalization companies.

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JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R)
         Value Index at the time of investing.

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JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

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JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

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JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

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JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks long-term capital appreciation by investing 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

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JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

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JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued.

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JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

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JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

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JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

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JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital
         International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

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JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond
         Index to provide a moderate rate of income by investing in domestic fixed-income investments.

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JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

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JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

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JNL/OPPENHEIMER GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization.

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JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

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JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

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JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

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JNL/PUTNAM VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital growth, with income as a secondary objective, by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal market conditions, in equity securities.

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JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

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JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

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JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential.

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JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

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JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the fund seeks to invest in stocks that are undervalued relative to other stocks.

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JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital and increasing dividend income by investing primarily in a portfolio of common stocks of growth companies.

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JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

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JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the sub-adviser regards as undervalued.

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JNL/WESTERN HIGH YIELD BOND FUND (FORMERLY, JNL/SALOMON BROTHERS HIGH YIELD BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in securities of foreign insurers.

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JNL/WESTERN STRATEGIC BOND FUND (FORMERLY, JNL/SALOMON BROTHERS STRATEGIC BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company and Western Asset Management Company
     Limited (sub-sub-adviser))

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

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JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S.
         government.

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                              JNL VARIABLE FUND LLC
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JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation.

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JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies.

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JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

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JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers. The portfolios described are available only through variable annuity and variable life contracts issued by Jackson National Life of NY. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

    (a)    to operate the Separate Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

    (d)    to add, combine, or remove Investment Divisions in the Separate
           Account;

    (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

    (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson National Life of NY's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the Fixed Account.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force. With the Fixed Account, we will guarantee the amounts allocated (but deductions will lower the amount of the guarantee) and the crediting of a minimum rate of interest. From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson National Life of NY. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Policy Value. The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits. Please see "Optional Insurance Benefits" beginning on page 26.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive completed claim forms and due proof of death from the first beneficiary). The beneficiary will be unable to change the Policy Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death. We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

DEATH BENEFIT OPTIONS.  You may choose one of three Death Benefit options:

    OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit. See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

    OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

    OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

MINIMUM DEATH BENEFIT. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable Minimum Death Benefit percentage. We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below. While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle. Your tax test choice is irrevocable and between the following:

        o    the Cash Value Accumulation Test; and

        o    the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations. The percentage depends on an insured's age, sex, and underwriting risk classification. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value. These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Investment Divisions you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).


                                                                 A                      B
                 Specified Death Benefit                      $200,000              $200,000
                 Death Benefit Option                            A                      A
                 Insured's Age                                   50                    50
                 Policy Value                                 $115,000               $95,000
                 Applicable Minimum Death Benefit               185%                  185%
                 Percentage
                 Death Benefit                                $212,750              $200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%). Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we will reduce each Specified Death Benefit in the Schedule of Specified Death Benefits of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. The Schedule of Specified Death Benefits will change in conjunction with your Death Benefit Option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk. You may not change from Option C to Option B or from Option A or B to Option C. The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We will send confirmation of your change of Death Benefit Option. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The GDB Rider is available only with Death Benefits Option A and B.

CHANGES IN SPECIFIED DEATH BENEFIT. At issue, your Specified Death Benefit can be scheduled to be level over the life of your policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions. Your Schedule of Specified Death Benefits is set forth in the policy. Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later. Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Schedule of Specified Death Benefits following the Issue Date. Otherwise, subject to our approval, after the first Policy Year, you may change the Schedule of Specified Death Benefits once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. Any change in Specified Death Benefit must be at least $10,000. A change in the Schedule of Specified Death Benefits will take effect on the first Monthly Anniversary after we approve the request. However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. To confirm changes in your policy's Schedule of Specified Death Benefits, we will send you an updated Schedule of Specified Death Benefits. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Schedule of Specified Death Benefits will offset the most recent increase in the Schedule of Specified Death Benefits, if any, and next most recent increase, but we do not permit a decrease in the Schedule of Specified Death Benefits if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. For more information, see "Death Benefit Options" beginning on page 24. We will not allow a decrease in the Schedule of Specified Death Benefits during the first seven Policy Years or before seven Policy Years from an increase in the Schedule of Specified Death Benefits.

For an increase in the Schedule of Specified Death Benefits, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We will not approve a request for a Schedule of Specified Death Benefits increase if the Net Policy Value is too small to pay the Monthly Deduction through the end of the Policy Year. Increases are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%. For example, to schedule increases to occur on each of your first, third and ninth Policy Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

By refusing a scheduled increase in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit, subject to evidence of insurability. Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability. You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits, subject to evidence of insurability. Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to underwriting at the time of the change. This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied. This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 36.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning optional riders, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

TERMINAL ILLNESS BENEFIT RIDER. The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider. The Owner may request an accelerated benefit of between 25% of the Death Benefit (including any additional insurance coverage) or $50,000, if less, and 100% of the Death Benefit or $250,000, if less. The amount of the benefit under the policy will be subject to: a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by Jackson National Life of NY (not to exceed $100); and any unpaid policy charges. If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider. This rider automatically attaches to a policy that qualifies at the time of application. There is no expiry date for the Insured. This rider terminates upon payment of any benefit under the rider. The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

GUARANTEED DEATH BENEFIT (GDB) RIDER. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65. We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. We will allow you 61 days. At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 31.

The GDB does not cover riders. If the Net Policy Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force. If the Net Policy Value is insufficient to pay the base coverage charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value. The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit. The GDB automatically attaches to a policy that qualifies at the time of application.

OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 100 or the Rider Insured's Attained Age 80, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday. If the Insured commits suicide or when the insurance on the life of each child expires, the rider may be converted without evidence of insurability, to any available life policy (other than term insurance) provided the rider is in force and no premium is in default. We must receive a written application for the new policy and payment of the first premium no later than 30 days after the rider's date of expiry.

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value is transferred to the Loan Account. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Policy Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is noted on the policy data pages.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment".

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request. Generally, we make this payment within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments. If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option. For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Policy Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We will pay you the amount requested and we will deduct that amount plus a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to that needed to make the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce your policy's Schedule of Specified Death Benefit, depending on the Death Benefit Option in effect in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit. The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.


                                  Before the Partial Surrender         After the Partial Surrender
Policy Value                      $84,000                              $64,000
Specified Death Benefit (A)       $200,000                             $190,000
Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)            $160,000 ($64,000 x 250%)
Death Benefit                     $210,000 (greater of A and B)        $190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit. However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of:
(1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce any Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. If the policy is in force, your policy will remain in force subject to the following changes:

        (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

        (2)    We will stop charging the Monthly Deduction;

        (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted;

        (4)    No additional premiums will be accepted;

        (5)    Dollar cost averaging and rebalancing, if applicable, terminate;

        (6)    Riders will terminate as provided in the Rider form;

        (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

        (8)    No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Policy Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

        (a) you surrender your policy;

        (b) the Grace Period ends and your policy lapses; or

        (c) the Insured dies.

Your policy will enter the Grace Period if your Net Policy Value on any Monthly Anniversary is zero. We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Policy Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable Premium Charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The policy fee, cost of insurance charge, administrative charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed. The cost of insurance charge will be reinstated at the duration in effect on the reinstatement date.

RIGHT TO EXAMINE THE POLICY. You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. We will pay the refund within seven days of receiving your request and the policy.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

        (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

        (2)    Trading on the New York Stock Exchange is restricted.

        (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

        (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges, namely the premium tax charge and the federal (DAC) tax charge. Premium received as the result of a Section 1035 exchange is subject to the Premium Charges. In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

STATE AND LOCAL PREMIUM TAX CHARGE. The premium tax charge is 2.0% of each premium in all years. It is intended to help us pay state and local premium taxes. The premium tax charge represents an approximate average of the premium taxes we expect to pay. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

ASSET BASED RISK CHARGE. The Asset Based Risk Charge serves two general purposes. It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit. We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies. This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time. The current Asset Based Risk Charge is 0.25% per annum through the tenth Policy Year. There is no Asset Based Risk Charge in subsequent Policy Years.

MONTHLY DEDUCTION. As of the Commencement Date and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

        (1) the cost of insurance charge for your policy;

        (2) the monthly policy fee;

        (3) the monthly administrative charge; and

        (4) the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex and substandard and flat extra ratings. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. Each month we deduct a monthly policy fee. It is $10 per month for the first ten Policy Years and $8 per month thereafter. The monthly policy fee compensates Jackson National Life of NY for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

     ISSUE AGE           $ PER $1,000
     ---------           ------------
        0-49                0.050
       50-54                0.055
       55-59                0.060
       60-64                0.070
       65-69                0.085
       70-74                0.095
       75-79                0.150
       80-85                0.200
         86                 0.220
         87                 0.240
         88                 0.260
         89                 0.280
         90                 0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 6. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 26.

ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Service Center for more information.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two year suicide period relating specifically to the increase in coverage. If an Insured commits suicide within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson National Life of NY.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

CONVERSION TO A GENERAL ACCOUNT PRODUCT. During the first 18 months of your policy, or at any time there is a material change in the investment policy of the Separate Account and you object to such change, you have the option to convert without evidence of insurability to a substantially comparable general account product. In the case of material change in the investment policy of the Separate Account, the conversion must be requested within 60 days of the effective date of the change or the receipt of the notice of the options available, whichever is later. The new policy will be issued at the initial Specified Death Benefit, will have the same Issue Date and Issue Age as the original policy, and will be issued at the risk class of the new policy that is most comparable to that of the Insured under the original policy. Any incidental benefits that are included in the original policy will be included in the new policy, if available under that policy. An equitable premium or policy value adjustment will be made, taking into account the premiums and policy values of the original policy and the new policy. The suicide and contestability periods of the new policy will run from the issue date of the original policy. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

CONVERSION TO REDUCED PAID-UP INSURANCE. After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Policy Value is at least $3,000, and if you do not want to pay any additional premium. With reduced paid-up insurance, the policy's Death Benefit becomes your Net Policy Value divided by the net single premium. The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured. Reduced paid-up insurance has a policy value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioners 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female. Partial surrenders will reduce the policy value and Death Benefit. No loans will be allowed under this option.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance Policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT. Jackson National Life of NY is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson National Life of NY. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson National Life of NY will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson National Life of NY regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects. The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 51 Investment Divisions and 1 Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson National Life of NY does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson National Life of NY will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the policy constitute income depends, in part, upon whether the policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your Policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the Policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

       DESCRIPTION OF JACKSON NATIONAL LIFE OF NY AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK. Jackson National Life of NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National Life of NY is admitted to conduct life insurance and annuity business in Delaware, Michigan and New York. Jackson National Life of NY is ultimately a wholly-owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established on November 10, 1998, as a segregated asset account of Jackson National Life of NY. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson National Life of NY.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson National Life of NY.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON NATIONAL LIFE OF NY. We are subject to the laws of New York and regulated by the New York Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES

Jackson National Life Distributors, Inc. ("JNLD"), located at 8055 E. Tufts Avenue, Denver, Colorado 80237, serves as the distributor of the policies. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, Jackson National Life of NY's parent.

No commissions are paid to registered representatives who sell the policies. We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Below is a listing of the 19 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2005 from the Distributor in relation to the sale of our insurance products:

      1.  WM Financial
      2.  LPL Financial Services
      3.  National Planning Corporation
      4.  SII Investments
      5.  Invest
      6.  Fifth Third Securities
      7.  Raymond James
      8.  Securities America
      9.  Webster Securities
      10. ICA
      11. IFMG
      12. Commonwealth Financial Network
      13. Thrivent
      14. Intersecurities
      15. Mutual Service Corporation
      16. Prime Capital Services
      17. Lincoln Financial Advisors
      18. Centaurus Financial
      19. Jefferson Pilot Securities Corporation

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2005 from the Distributor in relation to the sale of our insurance products.

Besides Jackson National Life Distributors, Inc., we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    BH Clearing, Inc.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or Statement of Additional Information for those funds. The fees range between .30% and .45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life of NY and Jackson National Life Insurance Company, Jackson National Life of NY's parent. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Other Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson National of NY or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Jackson National Life of NY is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against JNL asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from JNL during periods ranging from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson National Life of NY on a non-material basis or is being vigorously defended. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                              FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson National Life of NY in the Statement of Additional Information. The financial statements of Jackson National Life of NY that are included should be considered only as bearing upon Jackson National Life of NY's ability to meet its contractual obligations under the policies. Jackson National Life of NY's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

CASH SURRENDER VALUE - The Policy Value minus any Debt.

CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit you have chosen.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson National Life of NY issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM CHARGES - The premium tax charge and the federal (DAC) tax charge.

QUALIFYING MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the GDB Rider. The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy after receiving it.

SCHEDULE OF SPECIFIED DEATH BENEFITS - The planned Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100. The schedule may be level for the life of the policy or change on Policy Anniversaries.

SEPARATE ACCOUNT - JNLNY Separate Account IV, the segregated asset account of Jackson National Life of NY that funds the policies.

SERVICE CENTER - Jackson National Life of New York Service Center, P.O. Box 30900, Lansing, Michigan 48909-8400, 1-800-599-5651 or IMG Service Center, P.O. Box 30901, Lansing, Michigan 48909-8401, 1-888-464-7779. You can send express mail to the Jackson National Life of New York Service Center at 2900 Westchester Avenue, Purchase, New York 10577 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

 Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%. See "Partial Surrenders" on page 29 for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in corridor.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000

Minimum Death Benefit (B)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Death Benefit                        $200,000 (greater of A and B)         $180,000 (greater of A and B)


As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death
Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000

Minimum Death Benefit (B)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Death Benefit                        $210,000 (greater of A and B)         $190,000 (greater of A and B)


As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit
($200,000) immediately before the partial surrender.

EXAMPLE 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death
Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000

Minimum Death Benefit (B)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Death Benefit                        $225,000 (greater of A and B)         $200,000 (greater of A and B)


As shown above, the Specified Death Benefit is unchanged.



                                                   APPENDIX B

                          Advest                                                       NPH
                        AG Edwards                                                     ONB
                     American General                                              Oppenheimer
                    American Portfolios                                             Packerland
                    Centaurus Financial                                      Peoples Securities, Inc.
              Commonwealth Financial Network                                           PFIC
                 Ferris, Baker, Watts Inc.                                         PiperJaffray
                  Fifth Third Securities                                      Prime Capital Services
                  FNB Brokerage Services                                            PrimeVest
                       G.W. Sherwold                                               Proequities
                           Geneos                                           Raymond James & Associates
               Great American Advisors, Inc.                                   Raymond James / PCA
                 Hantz Financial Services                                        Ryan Beck & Co.
                         Hibernia                                               Sammons Securities
                            ICA                                                Scott & Stringfellow
                       ICBA / ICBFS                                             Securities America
                          Infinex                                           Securities Service Network
          Innovative Solutions Insurance Services                          Sigma Financial Corporation
                      Intersecurities                                           Signator Investors
                          INVEST                                                 SII Investments
                            IPI                                                      Sky Bank
                Janney Montgomery Scott LLC                                           Stifel
          Jefferson Pilot Securities Corporation                                      Talbot
                 JJB Hilliard WL Lyons, Inc                                         Thrivent
                 Lincoln Financial Advisors                                            UBOC
                Lincoln Investment Planning                                 United Brokerage Services
                   Linsco Private Ledger                                               UVEST
                   LPL Financial Services                                       Valmark Securities
                            M&T                                               Vanderbilt Securities
                McDonald Investments, Inc.                                  Wachovia Securities, Inc.
                    Met Life Securities                                      Walnut Street Securities
                       Morgan Keegan                                           Waterstone Financial
                       Morgan Peabody                                           Webster Investments
                  Mutual Service Corporation                                           WM
               National Planning Corporation                                           XCU
                      NFP Securities


                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates to this prospectus is dated May 1, 2006. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.

                    Investment Company Act File No. 811-09933